UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 22, 2006
FRONTIER OIL CORPORATION
(Exact name of registrant as specified in its charter)

Wyoming (State or other jurisdiction of incorporation or organization)	1-7627 (Commission File Number)	74-1895085 (I.R.S. Employer Identification No.)

10000 Memorial Drive, Suite 600 Houston, Texas (Address of principal executive offices)		77024-3411 (Zip Code)
Registrant’s telephone number, including area code: (713) 688-9600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other material events
     On November 22, 2006, Frontier Oil Corporation issued a press release announcing that the Los Angeles Superior Court hearing the Beverly Hills Lawsuit has entered a ruling granting summary judgment in favor of Frontier Oil Corporation and its subsidiary Wainoco Oil & Gas Company. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press release issued by Frontier Oil Corporation on November 22, 2006 announcing the favorable ruling in the Beverly Hills Lawsuit.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER OIL CORPORATION
By:	/s/ Michael C. Jennings
Michael C. Jennings
Executive Vice President - Chief Financial Officer

Date: November 22, 2006

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued by Frontier Oil Corporation on November 22, 2006 announcing the favorable ruling in the Beverly Hills Lawsuit.